UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2016

NATURALNANO, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code: (727) 398-2692

13613 Gulf Boulevard

Madeira Beach, Florida 33738

(Address of principal executive offices)

763 Linden Avenue

Rochester, New York 14625

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

8-K - FORM 8-K

ITEM 4.01.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.	3

SIGNATURES		5

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ITEM 4.01. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

(a) Previous Independent Registered Public Accounting Firm

On August 3, 2016, the Board of Directors (the "Board") of NaturalNano, Inc. (the "Company") notified Freed Maxick CPAs, P.C ("Freed Maxick") that it had determined to dismiss them as the Company's independent registered public accounting firm, effective as of August 3, 2016. Also on August 3, 2016, the Board determined to engage Scrudato & Co., PA ("Scrudato") as its new independent registered public accounting firm to replace Freed Maxick.

Freed Maxick reports on the Company's financial statements as of and for the two years ended December 31, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Freed Maxick reports contained an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern.

The decision to dismiss Freed Maxick and to engage Scrudato as the Company's new auditor (as discussed below) was approved by the Board.

During the years ended December 31, 2015 and 2014, and in the subsequent interim period through August 3, 2016 (the date of dismissal of Freed Maxick), there were no disagreements between the Company and Freed Maxick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Freed Maxick, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such years.

The Company provided Freed Maxick with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"), and requested Freed Maxick furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Freed Maxick letter, dated August 5, 2016, is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On August 3, 2016, the Board determined to engage Scrudato as its new independent registered public accounting firm responsible for auditing its financial statements. During the Company's years ended December 31, 2015 and 2014, and in the subsequent interim period through August 3, 2016, neither the Company, nor anyone on its behalf, consulted with Scrudato with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Scrudato that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Freed Maxick, PC to the Securities and Exchange Commission

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALNANO INC.

Dated: August 5, 2016	By:	/s/ Colm Wrynn
	Name:	Colm Wrynn
	Title:	Chief Executive Officer

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